SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 23, 2003

                 ---------------------------------------------

                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       001-31258             13-3880755
  (State or Other Jurisdiction          Commission File         (IRS Employer
        of Incorporation)                   Number)         Identification No.)

     3211 Jermantown Road, Suite 700
            Fairfax, Virginia                         22030-2801
 (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200


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Item 5.    Other Events.

      On December 23, 2003, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the completion of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009 (the "Notes") and the closing of certain amendments to its existing credit agreement.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description

     99.1 Press Release, dated December 23, 2003, announcing the Company's completion of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009 and the closing of certain amendments to its existing credit agreement.

         A copy of the  Company's  press  release is attached  hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANTEON INTERNATIONAL CORPORATION

Date: December 23, 2003                   /s/    Curtis L. Schehr
                                          ----------------------------
                                          Curtis L. Schehr
                                          Senior Vice President,
                                          General Counsel and Secretary



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                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description

     99.1 Press Release, dated December 23, 2003, announcing the Company's completion of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009 and the closing of certain amendments to its existing credit agreement.

                                                                    Exhibit 99.1






NEWS

FOR IMMEDIATE RELEASE


                                    Contacts:

                                                 Investors
                                                 Noreen Centracchio
                                                 (703) 246-0380
                                                 ncentracchio@anteon.com

                                                 Media
                                                 Tom Howell
                                                 (703) 246-0525
                                                 thowell@anteon.com


ANTEON ANNOUNCES COMPLETION OF TENDER OFFER FOR 12% SENIOR SUBORDINATED NOTES AND AMENDS CREDIT AGREEMENT



     FAIRFAX,  VA, December 23, 2003 - Anteon  International  Corporation (NYSE:
ANT), a leading information technology and systems engineering and integration company, announced today that it has purchased $73,124,000 in aggregate principal amount of its outstanding 12% Senior Subordinated Notes due 2009 (the "Notes") that were tendered as of 12:00 a.m., Eastern Standard Time, on December 19, 2003. Approximately $1,876,000 in aggregate principal amount of the Notes remains outstanding as of the expiration date of the tender offer.

     The repurchase price for the Notes was $1,110.95 per $1,000 principal amount of Notes, which included accrued and unpaid interest of $12.67 per $1,000 in principal amount of Notes up to, but not including, December 23, 2003, the payment date, and a consent payment of $20.00 per $1,000 principal amount of Notes tendered prior to the Consent Date. The repurchase price for those Notes tendered after the Consent Date was $1,090.95 per $1,000 principal amount of Notes, which excludes the consent payment of $20.00 per $1,000 principal amount of Notes. The aggregate repurchase price for all Notes validly surrendered for repurchase and not withdrawn was approximately $81,227,107.80.

     Anteon also announced the closing of certain amendments to its existing credit agreement. Anteon's amended credit agreement consists of a new $150,000,000 term loan facility with a maturity date of December 31, 2010, and a $200,000,000 revolving loan facility with a maturity date of December 31, 2008. The proceeds of the new term loan facility will be used to pay the consideration for the tender offer and consent solicitation, to pay down Anteon's existing term loan under the credit agreement, to pay associated fees in connection with the amendment of its credit agreement and to repay currently outstanding revolving credit borrowings.

         As a result of these refinancing activities, Anteon will incur a one-time charge in the fourth quarter of 2003 for the premiums paid to the holders of the Notes and to expense deferred financing costs of approximately $10.1 million, or $.17 per share. The new term loan facility is priced at LIBOR plus 200 basis points and will result in estimated interest savings of approximately $6 million, or between $.09 and $.10 per share in 2004. Anteon expects to benefit from lower borrowing costs and additional acquisition debt capacity for the term of the amended credit agreement.

 About Anteon
         Anteon, headquartered in Fairfax, Virginia, is a leading information technology and engineering solutions company providing support to the federal government and international sectors. For over 27 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. For 2002, Anteon reported revenues of $826 million with a year-end personnel strength of approximately 5,900 employees. The Company acquired Information Spectrum, Inc. in May 2003 and currently has approximately 7,400 employees in more than 100 offices worldwide. Anteon frequently ranks among the top information technology integrators based on independent surveys, and was recently named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report (2003). For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities Litigation Reform
Act of 1995:

         The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time.


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